Exhibit 99.1

NEWS RELEASE

Enbridge Announces 2026 Financial Guidance, Declares 3% Dividend Increase and Reaffirms Growth Outlook

CALGARY, ALBERTA, December 3, 2025 – Enbridge Inc. (Enbridge or the Company) (TSX:ENB)(NYSE:ENB) announced today its 2026 financial guidance and an annualized common share dividend increase from $3.77 to $3.88 per share, or 3%, effective March 1, 2026.

HIGHLIGHTS

(All financial figures are unaudited and in Canadian dollars unless otherwise noted. * identifies non-GAAP financial measures. See the Non-GAAP and Other Financial Measures section of this news release)

•	Announced 2026 adjusted earnings before interest, income taxes and depreciation (EBITDA)* guidance of $20.2 billion to $20.8 billion and distributable cash flow (DCF) per share* of $5.70 to $6.10

•	Declared 31st consecutive annual common share dividend increase, raising it by 3% to $0.97 per quarter ($3.88 annualized), effective March 1, 2026

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Reaffirmed 2025 full year guidance for EBITDA and DCF per share; the Company expects to finish the year in the upper half of the EBITDA range of $19.4 billion to $20.0 billion, and at the midpoint for the DCF per share range

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The Company reaffirmed its 2023 to 2026 compound annual growth rate outlook of 7-9% for EBITDA*, 4-6% for adjusted earnings per share (EPS)* and approximately 3% for DCF per share*, and post 2026 growth outlook of ~5% for EBITDA, EPS and DCF per share

CEO COMMENT

Commenting on the Company’s outlook, Greg Ebel, President and CEO of Enbridge, noted the following:

“I’m pleased to announce Enbridge’s 2026 financial guidance. We are forecasting another year of steady and predictable growth driven by new projects entering service, as well as strong utilization and optimization of existing assets.

“Next year, Enbridge expects to generate Adjusted EBITDA between $20.2 and $20.8 billion and DCF per share between $5.70 and $6.10 per share, which represents a 4% increase from the respective midpoints of our 2025 guidance. We have approximately $8 billion of new projects entering service in 2026 across our franchises, all of which are underpinned by low-risk commercial frameworks. We also expect strong growth in 2026 from recent rate settlements and rate cases in both Gas Distribution and Gas Transmission. These regulatory outcomes support visible, durable growth through rate escalation and quick-cycle capital recovery mechanisms.

“We also announced a 3% increase to our common share dividend for 2026, representing our 31st consecutive annual increase. This increase reinforces our dividend aristocrat status, is underpinned by our growing cash flows and supports Enbridge’s first-choice investment proposition.”

2026 FINANCIAL OUTLOOK

Enbridge is issuing 2026 guidance for EBITDA of $20.2 billion to $20.8 billion and DCF per share* of between $5.70 to $6.10. In addition to the information provided below, the Company has posted supporting materials to the Investor Relations section of the Enbridge Inc. website (link).

EBITDA Guidance1

($ millions)[2]	2026e	Key Growth Drivers vs. 2025 Guidance
Liquids Pipelines	~$9,600	• Volumes and performance consistent with 2025

Gas Transmission	~$5,500

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Contributions from organic projects placed into service

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Increased rates on certain U.S. Gas Transmission assets

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Full year Matterhorn contributions

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Favorable re-contracting

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Higher allowance for equity during construction on projects under construction

Gas Distribution & Storage	~$4,500	• Capital in-service and new rates at Enbridge Gas Ohio, Enbridge Gas Utah and Enbridge Gas North Carolina • Enbridge Gas Ontario customer additions & rate escalation

Renewable Power Generation	~$700	• Full contributions from Sequoia and higher milestone payments; partially offset by the absence of investment tax credits from the Fox Squirrel Joint Venture

Eliminations & Other	~$200

Adjusted EBITDA[3]	$20,200-$20,800

(1)	Sensitivities included within supporting materials (2) Assumes CAD/USD of $1.37 in 2026 (3) Non-GAAP financial measures. See the Non-GAAP and Other Financial Measures section of this news release.

2026 EBITDA guidance is underpinned by expected strong utilization across the businesses and annualized contributions from acquisitions and secured growth projects entering service in 2025 as well as partial year earnings from secured growth projects expected to enter service in 2026.

DCF Guidance1

($ millions) [2]	2026e
Adjusted EBITDA[3]	$20,200-$20,800
Maintenance Capital	~$(1,200)
Financing Costs	~$(5,425)
Current Income Taxes	~$(1,000)
Distributions to Non-Controlling Interests	~$(400)
Cash Distributions in Excess of Equity Earnings	~$500
Other Non-Cash Adjustments	~$(100)
Distributable Cash Flow [3]	$12,475-$13,275
DCF/Share Guidance[3,4]	$5.70-$6.10

(1)

Sensitivities included within supporting materials (2) Assumes CAD/USD of $1.37 in 2026 (3) Non-GAAP financial measures. See the Non-GAAP and Other Financial Measures section of this news release (4) On approximately 2,183 million shares outstanding.

Consistent with the past, the Company has mitigated against cash flow volatility by substantially hedging its budgeted 2026 USD DCF exposure.

DCF per share guidance reflects interest expense on higher principal debt balances. Enbridge will continue to actively manage this exposure through its hedging program and enters 2026 with less than 15% of the debt portfolio exposed to interest rate variability.

Dividend Increase

Enbridge announces that the quarterly common share dividend for 2026 will be increased by 3% from $0.9425 to $0.97 per common share, commencing with the dividend payable on March 1, 2026, to shareholders of record on February 17, 2026.

Capital Investments and Financing Plan

Enbridge expects to deploy approximately $10 billion of growth capital in 2026, exclusive of maintenance capital. We expect the balance sheet to remain strong with the debt-to-EBITDA ratio* at the end of 2026 expected to be within the Company’s 4.5-5.0x target range. The financing plan includes approximately $10 billion of debt issuances in 2026 which is substantially earmarked for the refinancing of $5 billion of debt maturities, with no external equity required. The Company has hedged a portion of its anticipated fixed-rate term-debt issuances for 2026.

Growth Outlook

This guidance aligns with the company’s 2023 to 2026, near-term growth outlook of 7-9% for EBITDA* growth, 4-6% for EPS growth and approximately 3% for DCF per share* growth. Post 2026, Enbridge expects adjusted EBITDA, EPS and DCF per share to grow by approximately 5% annually.

About Enbridge Inc.

At Enbridge, we safely connect millions of people to the energy they rely on every day, fueling quality of life through our North American natural gas, oil and renewable power networks and our growing European offshore wind portfolio. We’re investing in modern energy delivery infrastructure to sustain access to secure, affordable energy and building on more than a century of operating conventional energy infrastructure and two decades of experience in renewable power. We’re advancing new technologies including hydrogen, renewable natural gas, and carbon capture and storage. Headquartered in Calgary, Alberta, Enbridge’s common shares trade under the symbol ENB on the Toronto (TSX) and New York (NYSE) stock exchanges. To learn more, visit us at enbridge.com.

FORWARD-LOOKING INFORMATION

Forward-looking information, or forward-looking statements, including financial outlooks and other forward-looking financial information, have been included in this news release to provide information about Enbridge and its subsidiaries and affiliates, including management’s assessment of Enbridge and its subsidiaries’ future plans and operations and financial outlook. This information may not be appropriate for other purposes. Forward-looking statements are typically identified by words such as ‘‘anticipate’’, ‘‘believe’’, ‘‘estimate’’, ‘‘expect’’, ‘‘forecast’’, ‘‘intend’’, “likely”, ‘‘plan’’, ‘‘project’’, ‘‘target’’, and similar words suggesting future outcomes or statements regarding an outlook. Forward-looking information or statements included or incorporated by reference in this document include, but are not limited to, statements with respect to the following: Enbridge’s corporate vision and strategy, including our strategic priorities and outlook; 2025 and 2026 financial guidance and 2023-2026 near- and medium-term outlook, including projected DCF per share and adjusted EBITDA, and expected growth thereof; expected dividends, dividend growth and dividend policy; anticipated utilization of our assets; expected EBITDA and adjusted EBITDA; expected adjusted EPS; expected DCF and DCF per share; expected future cash flows; expected shareholder returns; expected performance of the Company’s businesses, including customer growth, organic growth opportunities and optimization initiatives; financial strength, capacity and flexibility; financing priorities and outlook; expectations on leverage, including debt-to-EBITDA ratio; expectations on sources of liquidity and sufficiency of financial resources; hedging program; expected in-service dates related to announced projects and projects under construction; capital allocation priorities; expected future growth, development and expansion opportunities, including secured growth program expected future actions and decisions of regulators and courts and the timing and impact thereof; and toll and rate case discussions and filings.

Although Enbridge believes these forward-looking statements are reasonable based on the information available on the date such statements are made and processes used to prepare the information, such statements are not guarantees of future performance and readers are cautioned against placing undue reliance on forward-looking statements. By their nature, these statements involve a variety of assumptions, known and unknown risks and uncertainties and other factors, which may cause actual results, levels of activity and achievements to differ materially from those expressed or implied by such statements. Material assumptions include assumptions about the following: the expected supply of, demand for and prices of crude oil, natural gas, natural gas liquids (NGL), liquefied natural gas (LNG), renewable natural gas (RNG) and renewable energy; energy transition, including the drivers and pace thereof; global economic growth and trade; anticipated utilization of our assets; exchange rates; inflation; interest rates; tax laws and tax rates; availability and price of labour and construction materials; the stability of our supply chain; operational reliability and performance; customer, regulatory and stakeholder support and approvals, anticipated construction, in-service dates and final investment decisions; weather; announced and potential acquisition, disposition and other corporate transactions and projects and the timing and impact thereof,; governmental legislation; evolving government trade policies, including potential and announced tariffs, duties, fees, economic sanctions, or other trade measures; litigation; credit ratings; hedging program; expected EBITDA and adjusted EBITDA; expected earnings/(loss) and adjusted earnings/(loss); expected earnings/(loss) or adjusted earnings/(loss) per share; expected future cash flows, including free cash flow; expected future DCF and DCF per share; estimated future dividends; financial strength and flexibility; debt and equity market conditions; general economic and competitive conditions; ability of management to execute key priorities; and the effectiveness of various actions resulting from the Company’s strategic priorities. Assumptions regarding the expected supply of and demand for crude oil, natural gas, NGL, LNG, RNG and renewable energy, and the prices of these commodities, are material to and underlie all forward-looking statements, as they may impact current and future levels of demand for the Company’s services. Similarly, exchange rates, inflation and interest rates impact the economies and business environments in which the Company operates and may impact levels of demand for the Company’s services and cost of inputs and are, therefore, inherent in all forward-looking statements. Due to the interdependencies and correlation of these macroeconomic factors, the impact of any one assumption on a forward-looking statement cannot be determined with certainty, particularly with respect to expected EBITDA, expected adjusted EBITDA, expected earnings/(loss), expected adjusted earnings/(loss), expected adjusted EPS; expected DCF and associated per share amounts, and estimated future dividends. The most relevant assumptions associated with forward-looking statements regarding announced projects and projects under construction, including estimated completion dates and expected capital expenditures, include the following: the availability and price of labour and construction materials; the stability of our supply chain; the effects of inflation and foreign exchange rates on labour and material costs; the effects of interest rates on borrowing costs; the impact of weather; the timing and closing of acquisitions, dispositions and other transactions and the realization of anticipated benefits therefrom; and customer, government, court and regulatory approvals on construction and in-service schedules and cost recovery regimes.

Enbridge’s forward-looking statements are subject to risks and uncertainties pertaining to the successful execution of our strategic priorities; operating performance; legislative and regulatory parameters and decisions, litigation, acquisitions, dispositions and other transactions and the realization of anticipated benefits therefrom; evolving government trade policies, including potential and announced tariffs, duties, fees, economic sanctions or other trade measures; operational dependence on third parties; project approval and support, renewals of rights-of-way, weather, economic and competitive conditions, global geopolitical conditions, political decisions, public opinion, dividend policy; changes in tax laws and tax rates, exchange rates, interest rates, inflation, commodity prices; access to and cost of capital; our ability to maintain adequate insurance in the future at commercially reasonable rates and terms; and supply of, demand for, and prices of commodities and other alternative energy, including but not limited to those risks and uncertainties discussed in this news release and in the Company’s other filings with Canadian and U.S. securities regulators. The impact of any one risk, uncertainty or factor on a particular forward-looking statement is not determinable with certainty as these are interdependent and Enbridge’s future course of action depends on management’s assessment of all information available at the relevant time. Except to the extent required by applicable law, Enbridge assumes no obligation to publicly update or revise any forward-looking statements made in this news release or otherwise, whether as a result of new information, future events or otherwise. All forward-looking statements, whether written or oral, attributable to Enbridge or persons acting on the Company’s behalf, are expressly qualified in their entirety by these cautionary statements.

NON-GAAP AND OTHER FINANCIAL MEASURES

This news release contains references to EBITDA, adjusted EBITDA, adjusted earnings, adjusted EPS, DCF, and DCF per share. Management believes the presentation of these metrics gives useful information to investors and shareholders, as they provide increased transparency and insight into the performance of the Company.

EBITDA represents earnings before interest, tax, depreciation and amortization.

Adjusted EBITDA represents EBITDA adjusted for unusual, infrequent or other non-operating factors on both a consolidated and segmented basis. Management uses EBITDA and adjusted EBITDA to set targets and to assess the performance of the Company and its business units.

Adjusted earnings represent earnings attributable to common shareholders adjusted for unusual, infrequent or other non-operating factors included in adjusted EBITDA, as well as adjustments for unusual, infrequent or other non-operating factors in respect of depreciation and amortization expense, interest expense, income taxes and noncontrolling interests on a consolidated basis. Management uses adjusted earnings as another measure of the Company’s ability to generate earnings and uses EPS to assess performance of the Company.

DCF is defined as cash flow provided by operating activities before the impact of changes in operating assets and liabilities (including changes in environmental liabilities) less distributions to noncontrolling interests, preference share dividends and maintenance capital expenditures and further adjusted for unusual, infrequent or other non-operating factors. Management also uses DCF to assess the performance of the Company and to set its dividend payout target.

This news release also contains references to Debt-to-EBITDA, a non-GAAP ratio which utilizes adjusted EBITDA as one of its components. Debt-to-EBITDA is used as a liquidity measure to indicate the amount of adjusted earnings available to pay debt, as calculated on a GAAP basis, before covering interest, tax, depreciation and amortization.

Reconciliations of forward-looking non-GAAP financial measures and non-GAAP ratios to comparable GAAP measures are not available due to the challenges and impracticability with estimating certain items, particularly certain contingent liabilities and non-cash unrealized derivative fair value losses and gains which are subject to market variability. Because of those challenges, a reconciliation of forward-looking non-GAAP financial measures and non-GAAP ratios is not available without unreasonable effort.

Our non-GAAP financial measures and non-GAAP ratios described above are not measures that have standardized meaning prescribed by generally accepted accounting principles (GAAP) in the United States of America (U.S. GAAP) and are not U.S. GAAP measures. Therefore, these measures may not be comparable with similar measures presented by other issuers. A reconciliation of historical non-GAAP and other financial measures to the most directly comparable GAAP measures is available in the Investor Relations section of the Company’s website. Additional information on non-GAAP and other financial measures may be found in the Company’s earnings news releases or in additional information in the Investor Relations section on the Company’s website, www.sedarplus.ca or www.sec.gov.

FOR FURTHER INFORMATION PLEASE CONTACT:

Media	Investment Community
Jesse Semko	Rebecca Morley
Toll Free: (888) 992-0997	Toll Free: (800) 481-2804
Email: media@enbridge.com	Email: investor.relations@enbridge.com